© Supermicro 2014 Fourth Quarter Fiscal 2014 Earnings Conference Presentation August 5, 2014 Exhibit 99.2

2 Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may relate, among other things, to our expected financial and operating results, our ability to build and grow Supermicro, the benefit of our products and our ability to achieve our goals, plans and objectives. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated. These include, but are not limited to: our dependence on continued growth in the markets for X86 based servers, blade servers and embedded applications, increased competition, difficulties of predicting timing of new product introductions, customer acceptance of new products, poor product sales, difficulties in establishing and maintaining successful relationships with our distributors and vendors, shortages or price fluctuations in our supply chain, our ability to protect our intellectual property rights, our ability to control the rate of expansion domestically and internationally, difficulty managing rapid growth and general political, economic and market conditions and events. For a further list and description of risks and uncertainties, see the reports filed by Supermicro with the Securities and Exchange Commission. Supermicro disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental information, condensed balance sheets and statements of operations follow. All monetary amounts are stated in U.S. dollars.

3 Non-GAAP Financial Measures Non-GAAP gross margin in this presentation excludes stock-based compensation expense. Non- GAAP net income and net income per share in this presentation exclude stock-based compensation expense and the related tax effect of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool, and are not intended to be an alternative to financial measures prepared in accordance with GAAP. Pursuant to the requirements of SEC Regulation G, detailed reconciliations between the Company's GAAP and non-GAAP financial results is provided at the end of the press release that was issued announcing the Company’s operating and financial results for the quarter and fiscal year ended June 30, 2014. In addition, a reconciliation from GAAP to non-GAAP results is contained in the financial summary attached to today’s presentation and is available in the Investor Relations section of our website at www.supermicro.com in the Events and Presentations section. Investors are advised to carefully review and consider this information as well as the GAAP financial results that are disclosed in the Company's SEC filings.

4 Q4’FY2014 Non-GAAP Financial Highlights (in millions, except per share data) Q4'14 YoY Sequential Revenue $428.1 32.8% 14.5% Profit after Tax $19.4 71.8% 9.2% EPS $0.40 53.8% 8.1% Change

5 Summary of Results  Revenues were 32.8% higher year over year  OEM and Direct business was 48.1% of total revenues and Internet Data Center was 17.8% of total revenues  System business was 55.2% of total revenues  Revenues by Geography:  US – 58.6%  Europe – 18.5%  Asia – 19.6%  Other – 3.3%  A 3rd straight record high in quarterly revenues led by 17.8% cloud and internet data centers, storage, FatTwin and GPU/Xeon Phi together with a record 55.2% system business

The Best Server Products on the Market FatTwin™ GPU/Xeon Phi-optimized HFT Solutions Storage Solutions MicroBlade DCO Products Product Families – X10 Haswell Refresh Twin Architecture The original Twin architecture innovator. FatTwin™ & TwinPro™ and more GPU/Xeon Phi Optimized Solutions Full line of GPU/Xeon Phi optimized solutions, non-blocking airflow for 8 cards in 4U И HFT & Workstation Hyper Speed solutions optimized for High Frequency Trading (HFT) И Ultra and DCO Products Ultra architecture is easily upgradable with expandable I/O Options, DCO supports higher thermal envelope and more power efficient И MicroCloud High density , Space saving. 8/12/24 UP Server nodes in 3U. Avoton coming И SuperBlade & MicroBlade™ New GPU/Xeon Phi blade solutions. MicroBlade 112 Atom/28 Xeon nodes in 6U И IPC and Embedded Long Life Cycle, high efficiency, compact form factor and low power solutions И Switch Products Top of the Rack - Layer 2, Layer 3, 48 Port 10G SFP+, Software-defined-networking И Storage Solutions Storage for Enterprise & Big Data: Double-sided 72/90, Hadoop, SBB, Cold Storage И System Management Software SSM, Remote Management IPMI 2.0, SPM, SUM, SuperDoctor 5 И TwinPro™ 6 NEW! 32” И = and more NEW! NEW! Ultra Architecture

X10 Haswell & Ultra Optimized Motherboards WIO Architecture X10DRW Series Optimized Systems Industry-Leading Features • High performance storage interface such as NVMe and SAS3 Storage • “Ultra” architecture and product line • Memory (DDR4/DDR3) options for datacenter Architecture • 96% Titanium Level Power • Fan power support up to 160W TDP Power & Thermal 30 SKUs ready before Haswell launch. Optimized Thermal X10DDW Series Virtualization X10DRC Series FatTwin X10DRF Series (DCO) (Ultra) Ultra Architecture X10DRU Series 7

8 Revenue Trend Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 $322 $309 $356 $374 $428 $'s millions Supermicro Revenue Trend Y/Y 16.8% 14.2% 22.3% 34.4% 32.8% Seq. 5 9 - 1 15 9 14 5

9 Revenue Analysis Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 $169 $166 $182 $186 $192 $153 $143 $174 $187 $236 $'s millions Supermicro Subsystems/System Revenue Subsystems Systems

10 Non-GAAP Gross Margins Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 14.4% 15.2% 15.5% 15.4% 15.6%

11 Non-GAAP Operating Margin Q4'13 Q1'14 Q2'14 Q3'14 Q4'14 4.7% 4.7% 6.4% 6.5% 6.9%

12 Summary P&L non-GAAP (in millions, except per share data) Q4'14 YoY Sequential Q4'13 Q3'14 Operating Expense $37.2 $6.0 $4.0 $31.2 $33.2 Operating Expense Ratio 8.7% -1.0% -0.2% 9.7% 8.9% Operating Income $29.4 $14.3 $5.1 $15.1 $24.3 Net Income $19.4 $8.1 $1.6 $11.3 $17.8 EPS $0.40 $0.14 $0.03 $0.26 $0.37 Diluted Common Share Count 49.0 44.2 48.1 Effective Quarterly Tax Rate 33.6% 24.7% 26.4% Change

13 Q4 FY2014 YTD Summary Statement of Cash Flows ($’s millions) 12 Months Ended 12 Months Ended 30-Jun-14 30-Jun-13 Net Income $54.2 $21.3 Depreciation and amortization $6.4 $7.8 Stock-based comp expense $11.1 $11.4 Other reserves $0.7 $2.7 Net change in AR, Inventory, AP -$82.5 -$37.8 Other prepaids and liabilities $16.7 $8.2 Cash flow from operations $6.5 $13.6 Capital expenditures -$40.6 -$5.0 Free cash flow -$34.0 $8.6 Net cash - investing activities $0.4 -$0.1 Net cash - financing activities $37.2 $3.8 Effect of exchange rate fluctuation on cash and cash equivalents $0.2 $0.0 Net change in cash $3.8 $12.2

Q4 FY2014 Summary of Balance Sheet Metrics ($’s millions) 14 Q4'14 Q3'14 Change Cash Equivalents & Investments 99.6$ 104.4$ (4.8)$ Accounts Receivable 212.7$ 182.0$ 30.7$ Inventory 315.8$ 295.1$ 20.7$ Accounts Payable 219.4$ 205.2$ 14.1$ DSO 42 41 1 DIO 77 83 -6 DPO 53 58 -5 Cash Cycle Days 66 66 0

15 Supplemental Financials Fourth Quarter Fiscal 2014 Ended June 30, 2014

16 Prior Period Net Income Comparisons (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q4'14 Q3'14 Q4'13 Net Income (GAAP) 16.5$ 16.6$ 8.4$ Stock-based Compensation Expense (tax affected)* 2.9$ 1.2$ 2.9$ Net Income (Non-GAAP)* 19.4$ 17.8$ 11.3$ Diluted Net Income per common share (GAAP) 0.34$ 0.35$ 0.19$ Stock-based Compensation Expense (tax affected)* 0.06$ 0.02$ 0.07$ Diluted Net Income per share (Non-GAAP)* 0.40$ 0.37$ 0.26$ Shares used in diluted EPS calculation (Non-GAAP) * 49.0 48.1 44.2

17 Non-GAAP Financial Summary (in millions, except per share data) Q4'14 Q3'14 Q4'13 Net Sales 428.1$ 373.8$ 322.3$ Non-GAAP Gross Margin 15.6% 15.4% 14.4% Non-GAAP Operating Expenses 37.2$ 33.2$ 31.2$ Non-GAAP Operating Income 29.4$ 24.3$ 15.1$ Non-GAAP Net Income 19.4$ 17.8$ 11.3$ Non-GAAP Net Income per share 0.40$ 0.37$ 0.26$ Fully diluted shares for calculation 49.0 48.1 44.2

18 Quarterly Net Income (Loss) GAAP to Non-GAAP Reconciliation (in millions, except per share data) * Note: Non-GAAP, please see Non-GAAP financial measures on page 3. Q4'14 Q3'14 Q2'14 Q1'14 Q4'13 Net income (GAAP) 16.5$ 16.6$ 13.3$ 7.7$ 8.4$ Adjustments: Stock-based compensation expense 2.9$ 2.8$ 2.8$ 2.6$ 2.7$ Income tax effects of adjustments (0.0)$ (1.6)$ (0.2)$ (0.4)$ 0.2$ Net income (Non-GAAP)* 19.4$ 17.8$ 15.9$ 9.9$ 11.3$ Diluted Net Income per share (GAAP) 0.34$ 0.35$ 0.30$ 0.17$ 0.19$ Adjustments: 0.06$ 0.02$ 0.05$ 0.05$ 0.07$ Diluted Net Income per share (Non-GAAP)* 0.40$ 0.37$ 0.35$ 0.22$ 0.26$ Diluted shares used in GAAP per share calculation 48.3 47.4 45.0 44.6 43.9 Diluted shares used in Non-GAAP per share calculation 49.0 48.1 46.0 45.0 44.2